UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 7, 2008

AVOCENT CORPORATION
Exact name of registrant as specified in its charter)

DELAWARE	000-30575	91-2032368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4991 CORPORATE DRIVE, HUNTSVILLE, AL	35805
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code	(256) 430-4000
n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On January 7, 2008, Avocent Corporation (the "Company") publicly disseminated a press release announcing its current revenue estimate for the fourth quarter ended December 31, 2007. The Company also furnished the information on a Form 8-K with the Securities and Exchange Commission. For convenience, the information contained in that press release is incorporated herein by reference and furnished as Exhibit 99.2 hereto.

On January 9, 2008, Avocent Corporation provided additional information surrounding its fourth quarter 2007 results during an investor conference, which was simulcast via the web and is furnished in this Form 8-K. The Company repeated its estimate of revenue expectations for the fourth quarter that had been previously announced (see above), and the Company also announced its estimate that operational earnings per share for the fourth quarter of 2007 would range from approximately $0.40 to $0.45 a share. (See "Use of Non-GAAP Financial Measures" discussion below.)

The Company expects GAAP earnings per share for the fourth quarter 2007 to be in the range of $0.20 to $0.25 per diluted share. Adjustments to reconcile operational EPS to GAAP EPS are expected to be approximately $0.20 per diluted share in the fourth quarter of 2007, including approximately $0.21 in intangible amortization, approximately $.09 in stock-based compensation expenses and $0.10 in related tax benefit.

The Company also announced that it expects cash flows from operations to be in the range of approximately $35 million to $36 million for the fourth quarter ended December 31, 2007.

The replay of the simulcast of the investor conference is available on Avocent’s website, www.avcoent.com, by following the investor relations link.

Use of Non-GAAP Financial Measures

To supplement Avocent’s consolidated financial statements presented in accordance with GAAP, we present investors with certain non-GAAP operational measures, including operational earnings per share, which primarily excludes the effects of intangible amortization related to purchase accounting adjustments, stock-based compensation and acquired in-process research and development expenses, together with the related tax effects of these adjustments.

We believe that excluding amortization associated with purchase accounting adjustments as well as the tax impact of certain purchase accounting elections for prior acquisitions provides supplemental information and an alternative presentation useful to investors’ understanding Avocent’s core operating results and trends between periods. Not only are these amortization and tax impact adjustments based on amounts assigned in purchase accounting that may have little bearing on present or future replacement costs, but they also are based on management’s estimates of remaining useful lives.

Similarly, we believe that excluding stock-based compensation expense provides supplemental information and an alternative presentation useful to investors’ understanding of our core operating results and trends, especially when comparing those results and trends on a consistent basis to results for previous periods and anticipated results for future periods.

We also believe that, in excluding stock-based compensation expense and amortization associated with purchase accounting adjustments (together with the related tax effects), our non-GAAP financial measures provide investors with transparency into the information and basis used by management and our board of directors to measure and forecast our results of operations, to compare on a consistent basis our results of operations for the current period to that of prior periods, to compare our results of operations on a more consistent basis against that of other companies in making financial and operating decisions, and to establish targets for management incentive compensation.

These non-GAAP operational measures, including operational earnings per share, are used by Avocent as broad measures of financial performance that encompass our operating performance, cash, capital structure, investment management, and income tax planning effectiveness. These operational measures are not calculated in accordance with GAAP, and should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. These operational measures have limitations in that they do not reflect all of the costs or reductions to revenues associated with the operations of our business as determined in accordance with GAAP. In addition, these operational measures may not be comparable to non-GAAP financial measures reported by other companies. As a result, one should not consider these measures in isolation or as a substitute for analysis of Avocent’s results as reported under GAAP. We compensate for these limitations by analyzing current and future results on a GAAP basis as well as a non-GAAP basis, prominently disclosing GAAP results and providing reconciliations from GAAP results to operational measures. We expect to continue to incur expenses similar to the non-GAAP adjustments described above, and the exclusion or inclusion of these items from our non-GAAP financial measures should not be construed as an inference that these costs are unusual or infrequent. The non-GAAP gross profit, operating income, net income, and earnings per share operational measures are limited in that they do not include the impact of stock-based compensation expense or specific costs and benefits associated with certain purchase accounting adjustments.

Forward-Looking Statements

This Form 8-K contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. These include statements regarding our expectation regarding the final financial results for the fourth quarter of 2007 for Avocent (including our revenues, our operational and GAAP earnings per share, and cash flows from operations). These forward-looking statements are subject to risks and uncertainties that could cause the final results for the fourth quarter of 2007 to differ materially from the statements set forth above, including the risks associated with general economic conditions, risks associated with final review of the results for the fourth quarter and preparation of quarterly financial statements, risks attributable to future product demand, sales, and expenses, risks associated with reliance on a limited number of customers, component suppliers, and single source components, risks associated with acquisitions and acquisition integration, risks associated with product design efforts and the introduction of new products and technologies, and risks associated with obtaining and protecting intellectual property rights. Other factors that could cause operating and financial results to differ are described in our annual report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2007. Other risks may be detailed from time to time in reports to be filed with the SEC. Avocent does not undertake any obligation to publicly update its forward-looking statements based on events or circumstances after the date hereof.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description of Exhibit
	99.2	Press Release issued January 7, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVOCENT CORPORATION
Date:	January 10, 2008
		By:	/s/ Edward H. Blankenship
Edward H. Blankenship
Senior Vice President of Finance and Chief Financial Officer